(LOSS) PER SHARE	12 Months Ended
Mar. 31, 2023
Profit or loss [abstract]
(LOSS) PER SHARE

NOTE 17. (LOSS) PER SHARE

Basic earnings per share (“EPS”) is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period.

Diluted EPS is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the loss and share data used in the basic and diluted EPS calculations (U.S. Dollars in thousands, except per share amounts):

	Years Ended March 31,
	2023	2022	2021
Numerator (in 000’$)
Net loss attributable to owners of the Company	$(104,611)	$(16,870)	$(15,833)
Denominator (in 000’)
Weighted average number of shares – Basic and Diluted	16,119	13,060	11,733
Basic and diluted (loss) per share	$(6.49)	$(1.29)	$(1.35)

The inclusion of the Company’s stock options, RSUs and share purchase warrants in the computation of diluted loss per share would have an anti-dilutive effect on loss per share and are therefore excluded from the computation. Consequently, there is no difference between basic loss per share and diluted loss per share for the years ended March 31, 2023, 2022 and 2021. The following table reflects the Company's outstanding securities by year that would have an anti-dilutive effect on loss per share and, accordingly, were excluded from the calculation.

	As of March 31,
	2023	2022	2021
Stock options	1,963,420	1,151,400	868,000
Restricted stock units	378,740	378,740	243,000
Warrants	–	33,888	49,701